Supplement dated October 10, 2023 to the Statutory Prospectus dated May 31, 2023 for the
Pacific Legacy Survivorship VUL contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce: the addition of certain Investment Options and announce service hour changes. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com. Please retain this supplement for future reference.

Effective November 1, 2023, the following Investment Options are available for investment and the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section is amended to include the following:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.59%[1]	-17.97	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class P; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.72%	-1.35%	3.32%	3.42%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class P; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.53%	-11.70%	2.19%	1.11%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment grade, fixed income market.	Vanguard® VIF Global Bond Index Portfolio; The Vanguard Group, Inc.	0.13%	-13.13%	-0.12%	N/A

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 1, 2023, The underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses

Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.62%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 1, 2023, the service center business hours in the Timing of Payments, Forms and Requests section are deleted and replaced with the following:

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 6 a.m. through 5 p.m. Pacific time.

Form No. 15-53207-00